SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  September 16, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14351
- -----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327917
- -----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- -----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Park Crossing Apartments

In 1984, the Partnership acquired Park Crossing Apartments, Gwinnett County, Georgia, utilizing approximately $5,556,000 of offering proceeds. The property was acquired subject to first mortgage financing of $9,683,000. In 1988, the property was refinanced with a $7,815,000 first mortgage loan from an unaffiliated party. The General Partner loaned the Partnership $2,340,000 in order to complete the refinancing. In 1992, the Partnership used proceeds from the release of a $728,000 cash collateral pledge to pay down a portion of the principal balance of the first mortgage loan. The loan was refinanced again in 1993 with a $7,341,121 first mortgage loan from an unaffiliated party. The Partnership received $217,000 of excess refinancing proceeds.

On September 16, 1996, the Partnership contracted to sell the property for a sale price of $11,350,000 to an unaffiliated party, EEA Development, Inc., a Delaware corporation. The purchaser has deposited $250,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, which is scheduled to occur on November 7, 1996. From the proceeds of the sale, the Partnership will repay the outstanding principal balance of the first mortgage loan which is expected to be approximately $7,138,000 at closing and $170,250 to an unaffiliated party as a brokerage commission. The Partnership will receive the remaining proceeds of approximately $4,042,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Park Crossing Apartments, Gwinnett County, Georgia.

               (b) First Amendment to Agreement of Sale relating to the sale of Park Crossing Apartments, Gwinnett County, Georgia.

               (c) Letter relating to the sale of Park Crossing Apartments, Gwintett County, Georgia.


     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVII, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                   Jerry M. Ogle, Vice President
                                   and Secretary

Dated:  September 30, 1996
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